                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT



                                     between



                          MIDDLE BAY OIL COMPANY, INC.


                                       AND


                           ENEX RESOURCES CORPORATION


                                   AS BORROWER


                                       AND


                       COMPASS BANK, AS AGENT AND A LENDER


                     BANK OF OKLAHOMA, NATIONAL ASSOCIATION,
                                   AS A LENDER


                                       AND


                       THE OTHER LENDERS SIGNATORY HERETO




                                 Effective as of
                                 August __, 1999

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE I.     DEFINITIONS....................................................1
               1.01  Terms Defined Above......................................1
               1.02  Terms Defined in Agreement...............................1
               1.03  References...............................................1
               1.04  Articles and Sections....................................2
               1.05  Number and Gender........................................2

ARTICLE II.    AMENDMENTS.....................................................2
               2.01  Amendment of Section 1.2.................................2
               2.02  Amendment of Section 2.2.................................2
               2.03  Amendment of Article V...................................3

ARTICLE III.   CONDITIONS.....................................................3
               3.01  Receipt of Documents.....................................3
               3.02  Accuracy of Representations and Warranties...............3
               3.03  Matters Satisfactory to Lender...........................4

ARTICLE IV.    REPRESENTATIONS AND WARRANTIES.................................4

ARTICLE V.     RATIFICATION...................................................4

ARTICLE VI.    MISCELLANEOUS..................................................4
               6.01  Scope of Amendment.......................................4
               6.02  Agreement as Amended.....................................4
               6.03  Parties in Interest......................................4
               6.04  Rights of Third Parties..................................4
               6.05  ENTIRE AGREEMENT.........................................5
               6.06  GOVERNING LAW............................................5
               6.07  JURISDICTION AND VENUE...................................5

                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is made and entered into effective as of August __, 1999, by and between MIDDLE BAY OIL COMPANY, INC., an Alabama corporation ("MIDDLE BAY"), and ENEX RESOURCES CORPORATION, a Delaware corporation ("ENEX") (collectively, the "BORROWER", but with such entities constituting the Borrower being jointly and severally liable for the Obligations and each reference herein to the Borrower being applicable to each of such entities) and COMPASS BANK, an Alabama state chartered banking institution ("COMPASS"), BANK OF OKLAHOMA, NATIONAL ASSOCIATION, a national banking association ("BOK") and each other lender that becomes a signatory hereto as provided in Section 9.1 of the Credit Agreement (Compass and each such other lender, together with its successors and assigns, individually a "Lender" and collectively, the "Lenders"), and Compass, as agent for the Lenders pursuant to the terms hereof (in such capacity, together with its successors in such capacity pursuant to the terms hereof, (the "AGENT").


                              W I T N E S S E T H:

                  WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated March 27, 1998, as amended by various letter amendments (the "AGREEMENT"), to which reference is here made for all purposes;

                  WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:


                                  ARTICLE I.
                                  DEFINITIONS

                  1.01 TERMS DEFINED ABOVE. As used herein, each of the terms "AGENT," "AGREEMENT," "BOK," "BORROWER," "COMPASS," "ENEX," "MIDDLE BAY," "LENDERS", and "FIRST AMENDMENT," shall have the meaning assigned to such term hereinabove.

                  1.02 TERMS DEFINED IN AGREEMENT. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

                  1.03 REFERENCES. References in this First Amendment to Article or Section numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

                  1.04 ARTICLES AND SECTIONS. This First Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

                  1.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II.
                                   AMENDMENTS

                  The Borrower and the Lenders hereby amend the Agreement in the following particulars:

                  2.01 AMENDMENT OF SECTION 1.2. Section 1.2 of the Agreement is hereby amended as follows:

                  The following definitions are added and/or amended to read as follows:

                  "PERMITTED INDEBTEDNESS" shall mean (a) the Obligations, (b) Indebtedness arising from endorsing negotiable instruments for deposit or collection in the ordinary course of business,
                  (c) current liabilities incurred in the ordinary course of business, (d) other Indebtedness which does not exceed an aggregate principal amount of $250,000 during any fiscal year, (e) Indebtedness existing by virtue of the requirements of GAAP or any changes in the requirements of GAAP, and (f) Subordinated Debt.

                  "SUBORDINATED DEBT" shall mean (i) the Senior Subordinated Promissory Note dated August __, 1999, from Middle Bay Oil Company, Inc. payable to 3TEC Energy Corporation in the principal amount of $10,700,000, (ii) the Senior Subordinated Promissory Note dated August __, 1999, from Middle Bay Oil Company, Inc., payable to Shoemaker Family Partners, LP in the amount of $50,000, and (iii) the Senior Subordinated Promissory Note dated August __, 1999, from Middle Bay Oil Company, Inc., payable to Shoeinvest II, LP in the amount of $100,000.


                                  ARTICLE III.
                                   CONDITIONS

                  The obligation of the Lenders to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

                  3.01 RECEIPT OF DOCUMENTS. The Lenders shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

                  (a) multiple counterparts of this First Amendment as requested by the Agent;

                  (b) Subordination Agreement dated August __, 1999, by and among 3TEC Energy Corporation, Middle Bay Oil Company, Inc. and Compass Bank and Bank of Oklahoma, National
                  Association.; and

                  (c) Subordination Agreement dated August __, 1999, by and mong Shoemaker Family Partners, LP, Middle Bay Oil Company, nc. and Compass Bank and Bank of Oklahoma, National ssociation.; and

                  (d) Subordination Agreement dated August __, 1999, by and among Shoeinvest II, LP, Middle Bay Oil Company, Inc. and Compass Bank and Bank of Oklahoma, National Association.; and

                  (e) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

                  3.02 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

                  3.03 MATTERS SATISFACTORY TO LENDERS. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

                                   ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby expressly re-makes, in favor of the Agent and the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.


                                   ARTICLE V.
                                  RATIFICATION

                  Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.


                                   ARTICLE VI.
                                 MISCELLANEOUS

                  6.01 SCOPE OF AMENDMENT. The scope of this First Amendment is expressly limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

                  6.02 AGREEMENT AS AMENDED. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

                  6.03 PARTIES IN INTEREST. All provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

                  6.04 RIGHTS OF THIRD PARTIES. All provisions herein are imposed solely and exclusively for the benefit of the Agent and the Lenders and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

                  6.05 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SHALL SUPERSEDE ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO,

WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. FURTHERMORE, IN
THIS REGARD, THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

                  6.06 GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

                  6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDERS, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. THE BORROWER HEREBY SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST THEM BY THE LENDERS IN ACCORDANCE WITH THIS SECTION.

                  IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                            BORROWER:

                                            MIDDLE BAY OIL COMPANY, INC.



                                            By:
                                               -------------------------------
                                                John J. Bassett
                                                President

                                            ENEX RESOURCES CORPORATION



                                            By:
                                               -------------------------------
                                                John J. Bassett
                                                President


                                            LENDER AND AGENT:

                                            COMPASS BANK



                                            By:
                                               -------------------------------
                                                Dorothy Marchand Wilson
                                                Senior Vice President


                                            LENDER:

                                            BANK OF OKLAHOMA, NATIONAL
                                            ASSOCIATION


                                            By:
                                               -------------------------------
                                                Michael M. Coats
                                                Senior Vice President